UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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MUTUAL FEDERAL BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Mutual Federal Bancorp, Inc.

                  October 16, 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Mutual Federal Bancorp, Inc. The meeting will be held at 2212 W. Cermak Road, Chicago, Illinois, on Wednesday, November 29, 2006, at 2:00 p.m. local time. The matters to be considered by stockholders at the Special Meeting are described in detail in the accompanying materials.

The attached Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be conducted at the meeting. Directors and officers of Mutual Federal Bancorp, Inc. will be present at the meeting to respond to any questions from our stockholders.

The Board of Directors of Mutual Federal Bancorp, Inc. has determined that the specific proposals to be considered at the meeting are in the best interests of the company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each of these matters.

It is very important that you be represented at the Special Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. I urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Thank you for your continued support of Mutual Federal Bancorp, Inc. and Mutual Federal Savings and Loan Association of Chicago.

                  Sincerely,

                                                                                                                                         /s/ Stephen M. Oksas

                  Stephen M. Oksas
                  Chairman, President
                  and Chief Executive Officer

MUTUAL FEDERAL BANCORP, INC.
2212 WEST CERMAK ROAD
CHICAGO, ILLINOIS 60608
(773) 847-7747

___________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 29, 2006
___________________

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Mutual Federal Bancorp, Inc. (the “Company”) will be held at the Company’s main office located at 2212 West Cermak Road, Chicago, Illinois, on Wednesday, November 29, 2006, at 2:00 p.m. local time for the following purposes, all of which are further described in the accompanying Proxy Statement:

(1)	To approve the adoption of the Mutual Federal Bancorp, Inc. 2006 Stock Option Plan;

(2)	To approve the adoption of the Mutual Federal Bancorp, Inc. 2006 Management Recognition and Retention Plan and Trust; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof, including whether or not to adjourn the meeting.

The Board of Directors has fixed October 6, 2006 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Special Meeting. If there is an insufficient number of shares represented for a quorum, the meeting may be adjourned to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s main office located at 2212 West Cermak Road, Chicago, Illinois 60608, on the day of the Special Meeting and for a period of ten days prior to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Julie H. Oksas

Julie H. Oksas
    Secretary

October 16, 2006
Chicago, Illinois

Mutual Federal Bancorp, Inc.

____________________

PROXY STATEMENT
____________________

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2006

General

This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share (“Common Stock”), of Mutual Federal Bancorp, Inc. (“Mutual Bancorp” or the “Company”), a federally chartered corporation and the savings and loan holding company of Mutual Federal Savings and Loan Association of Chicago (the “Bank”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment thereof. The meeting will be held at the Company’s and the Bank’s main office at 2212 West Cermak Road, Chicago, Illinois on Wednesday, November 29, 2006, at 2:00 p.m. local time for the purposes set forth in the Notice of Special Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 16, 2006.

Voting Rights

Only stockholders of record at the close of business on October 6, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. At such date, there were 3,636,875 shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the Special Meeting.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Because Mutual Federal Bancorp, MHC (“Mutual MHC”), the mutual holding company for the Company, owns 70% of the outstanding shares of the Company, the shares it holds will ensure the presence of a quorum at the Special Meeting.

In voting to approve the Mutual Federal Bancorp, Inc. 2006 Stock Option Plan (the “Option Plan”) and the Mutual Federal Bancorp, Inc. 2006 Management Recognition and Retention Plan and Trust (the “Management Recognition Plan,” and together with the Option Plan, the “Plans”), you may vote in favor of each or either proposal, against each or either proposal or abstain from voting. Pursuant to regulations promulgated by the Office of Thrift Supervision applicable to the adoption of each of the Plans, each proposal requires the approval of the stockholders under two different voting standards. First, each proposal requires the affirmative vote of a majority of the votes eligible to be cast at the Special Meeting, including the shares owned by Mutual MHC. Second, each proposal also requires the affirmative vote of a majority of the Company’s outstanding shares, excluding the shares held by Mutual

MHC. Under each voting standard, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Proxies

Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted as follows:

(1)	FOR approval of the proposal to adopt the Option Plan;

(2)	FOR approval of the proposal to adopt the Management Recognition Plan; and

(3)
upon the transaction of such other business as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting, in accordance with the best judgment of the persons appointed as proxies.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by either (1) filing a written notice of revocation with the Secretary of the Company (Julie H. Oksas, Secretary, Mutual Federal Bancorp, Inc., 2212 West Cermak Road, Chicago, Illinois 60608); (2) delivering to the Company a duly-executed proxy bearing a later date; or (3) attending the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

Vote by Mutual MHC

Mutual MHC owned approximately 70% of the outstanding shares of Common Stock of the Company as of the Record Date. All shares of Common Stock owned by Mutual MHC will be voted in accordance with the instructions of the Board of Directors of Mutual MHC, the members of which also serve as the members of the Board of Directors of the Company. Mutual MHC is expected to vote its shares “FOR” each proposal.

Participants in the Company’s ESOP and 401(k) Plan

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”) or if you hold common stock of the Company through the Bank’s Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a voting instruction form that reflects all the shares that you may direct the applicable trustee of each plan to vote on your behalf. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Company Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to the ESOP trustee and the 401(k) Plan trustee is November 22, 2006.

Cost of Proxy Solicitation

The cost of solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee of $6,000, which includes any out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Beneficial Ownership

The following table sets forth information as to the Common Stock beneficially owned as of the Record Date by (1) each director and named executive officer, (2) all directors and named executive officers of the Company and the Bank as a group, and (3) persons known to the Company to be the beneficial owner of 5% or more of the Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Ownership of Common Stock Outstanding
Directors and Named Executive Officers:(2)
Stephen M. Oksas(3)	25,000	*
Stephanie Simonaitis	5,000	*
Leonard F. Kosacz(4)	15,000	*
Robert P. Kazan(5)	15,000	*
Stanley Balzekas III	15,000	*
Julie H. Oksas(6)	19,800	*
John L. Garlanger	6,000	*
Directors and Executive Officers as a Group (7 persons)	81,000	2.2%
5% or Greater Stockholders:
Mutual Federal Bancorp, MHC 2212 W. Cermak Road Chicago, Illinois 60608	2,545,813	70%
____________
*	Equals less than 1% of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended.
(2)	The address for each director and executive officer is 2212 W. Cermak Road, Chicago, IL 60608
(3)	Includes shares held by Mr. Oksas’ wife, Julie H. Oksas. Mr. Oksas may share voting and dispositive power over these shares with Ms. Oksas. Also includes shares held as custodian for his children.
(4)	Mr. Kosacz may share voting and dispositive power over these shares with his spouse.
(5)	Dr. Kazan may share voting and dispositive power over these shares with his spouse.
(6)	Includes shares held by Ms. Oksas’ husband, Stephen M. Oksas. Ms. Oksas may share voting and dispositive power over these shares with Mr. Oksas.

EXECUTIVE COMPENSATION

Director Compensation

Each director who serves on the board of directors of the Company also serves on the board of directors of the Bank and Mutual MHC. The Company pays a monthly retainer of $300 to each director for attendance at meetings of the board of directors of the Company, and $200 to each non-employee director for each attended meeting of a committee of the Company’s board of directors. Similarly, Mutual MHC pays a monthly retainer of $300 to each director for attendance at its board meetings and $200 to each non-employee director for each committee meeting attended. The Bank pays a monthly retainer of $800 to each director for attendance at meetings of its board of directors, a fee of $350 to each non-employee director for each Bank audit committee meeting attended, and a fee of $250 to each non-employee director for each other Bank committee meeting attended. However, generally, only one committee fee is received by a participating director in the event of joint committee meetings of the Company and the Bank or Mutual MHC. Each director will be eligible to participate in and receive awards under the Option Plan and the Management Recognition Plan in the event each of these Plans are approved by the stockholders at the Special Meeting. See “Proposal 1—Adoption of the Mutual Federal Bancorp, Inc. 2006 Stock Option Plan” and “Proposal 2—Adoption of the Mutual Federal Bancorp, Inc. 2006 Management Recognition and Retention Plan and Trust.”

Executive Officer Compensation

Summary Compensation Table. The following table sets forth certain information as to the total remuneration paid by the Bank to our Chief Executive Officer for the years ended December 31, 2004 and 2005. No other executive officer received salary and bonus in excess of $100,000 for 2004 or 2005.

		Annual Compensation (1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	All Other Compensation (2)
Stephen M. Oksas, President and Chief Executive Officer	2005	$122,536	$13,000	$ —	$22,600
	2004	$117,823	$11,000	$ —	$21,178
____________
(1)	Summary compensation information is excluded for the fiscal year ended December 31, 2003, as neither the Bank nor Mutual MHC was a public company during 2003.

(2)
Consists of $9,000 in director’s fees and a profit sharing plan contribution of $13,600 in 2005. Consists of $8,250 in director’s fees, of which $7,650 were deferred, and a profit sharing plan contribution of $12,928 in 2004.

Each executive officer of the Company, including John L Garlanger, Executive Vice President and Chief Financial Officer, and Julie H. Oksas, Executive Vice President and Secretary, will be eligible to participate in and receive awards under the Option Plan and the Management Recognition Plan in the event the Plans are approved by the stockholders at the Special Meeting.

Employment Agreements

In connection with the Company’s minority stock offering in April 2006 (the “Offering”), the Bank and Mutual Bancorp entered into employment agreements with Mr. Oksas, Mr. Garlanger and Ms. Oksas.

Stephen M. Oksas. The Company and the Bank entered into an employment agreement with Stephen M. Oksas, President and Chief Executive Officer, effective as of the closing of the Offering,

April 4, 2006. The term of the agreement extends through April 3, 2009, and, subject to board approval, will be extended for an additional year as of April 4, 2007, and each anniversary date thereof, unless either party gives 90 days’ advance notice of an intention to terminate the agreement. The agreement provides for an annual base salary of $127,438, subject to review from time to time, and may be increased when and to the extent the board of directors, in its discretion, determines. Mr. Oksas may receive a discretionary bonus to the extent determined by the board of directors and will be entitled to participate in benefit plans and other fringe benefits available to the Bank’s executive officers.

Under the agreement, Mr. Oksas’ employment may be terminated at any time for “cause,” as defined in the agreement. If he resigns without “good reason,” the agreement will immediately terminate, and he would be entitled only to unpaid benefits accrued during the term of his employment. If Mr. Oksas chooses to resign with good reason, or the Bank chooses to terminate his employment without cause, he also will be entitled to receive severance in the amount equal to 200% of his then-current base annual salary, plus the average of the sum of any bonuses he earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any. The agreement also provides for death benefits equal to six months of his then-current annual base salary.

In the event that Mr. Oksas is terminated after a change in control (as defined in the agreement) of the Company, he will be entitled to a lump sum payment equal to three times the sum of (1) his annual base salary; (2) the greater of (a) his bonus amount, if any, for the prior year or (b) his average bonus, if any, for the three preceding years; and (3) the sum of the contributions that the Bank would have made to him during the year under benefit plans and the annual value of any other executive perquisites. The agreement also entitles Mr. Oksas to receive gross-up payments to cover any federal excise taxes payable by him in the event the change in control benefits are deemed to constitute “excess parachute payments” under section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

The agreement contains certain nonsolicitation provisions that prohibit Mr. Oksas from soliciting, either for his own account or for the benefit of any entity located within a 40 mile radius of any of the Company’s or its subsidiaries’ locations, any clients or employees of the Company or its subsidiaries. These nonsolicitation provisions will remain in effect for a period of one year after the termination of his employment.

Other Executives. The Company and the Bank entered into employment agreements with John L. Garlanger, Executive Vice President and Chief Financial Officer, and Julie H. Oksas, Executive Vice President and Secretary (collectively referred to herein as the “Executives”), which became effective as of the closing of the Offering, April 4, 2006. The term of the agreement with each Executive extends through April 3, 2008, and, subject to board approval, will be extended for an additional year as of April 4, 2007, and each anniversary date thereof, unless either party gives 90 days’ advance notice of an intention to terminate the agreement.

Mr. Garlanger’s initial base salary is $92,000 and Ms. Oksas’ initial base salary is $39,312, which reflects Ms. Oksas’ part-time schedule. The Bank and Ms. Oksas will periodically review her part-time status and she may switch to a full-time position with a commensurate full-time salary at an undetermined time in the future. Each Executive’s base salary will be subject to periodic review from time to time, and may be increased when and to the extent the board of directors, in its discretion, determines.

If the Executive chooses to resign with good reason, or the Bank chooses to terminate his/her employment without cause, he/she will be entitled to receive severance in the amount equal to 100% of his/her then-current annual base salary, plus the average of the sum of any bonuses he/she earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any.

In the event the Executive is terminated after a change of control (as defined in the agreement) of the Company, he/she will be entitled to unpaid benefits accrued during the term of his/her employment, a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any, and a lump-sum payment equal to the sum of: (a) two times annual base salary; plus (b) the greater of his/her bonus amount, if any, for the prior year or his/her average bonus, if any, for the three preceding years; and (c) the sum of contributions that the Bank would have made to him/her during the year under benefit plans and the annual value of any other executive perquisites. The Executive also will be entitled to outplacement counseling services for a reasonable period of time following termination.

Each agreement also contains certain nonsolicitation provisions that prohibit the Executive from soliciting, either for his/her own account or for the benefit of any entity located within a 40 mile radius of any of the Company’s or its subsidiaries’ locations, any clients or employees of the Company or its subsidiaries. These nonsolicitation provisions remain in effect for a period of one year after the termination of his/her employment.

PROPOSAL 1. — ADOPTION OF THE MUTUAL FEDERAL BANCORP, INC.
2006 STOCK OPTION PLAN

General

The Board of Directors of the Company has adopted the Option Plan, which is designed to attract and retain qualified personnel in key positions; provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company; and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified or compensatory stock options, and performance share awards (as described below) (collectively “Awards”). Awards will be available for grant to directors, officers and key employees of the Company, the Bank and Mutual MHC (approximately ten persons), except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, any options to acquire shares of Common Stock awarded will have an exercise price equal to the fair market value of the Common Stock on the date of grant.

The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.  The Company believes the Option Plan complies with the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the Option Plan in any way.

Administration

The Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors (“Committee”). The members of the Compensation Committee are Stanley Balzekas III, Robert P. Kazan and Leonard F. Kosacz.

Number of Shares Covered by the Option Plan

A total of 178,206 shares of Common Stock have been reserved for future issuance pursuant to the Option Plan. The number of reserved shares is equal to 4.9% of the Common Stock issued in connection with the Offering, including the shares issued to Mutual MHC. The shares of Common Stock issued under the Option Plan may be authorized but unissued shares, treasury shares, or shares purchased in the open market. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan, (b) the number of shares to which any Award relates, and (c) the exercise price per share under any option shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

Stock Options

Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or non-qualified options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock option and a non-qualified option will be at least equal to the fair market value of a share of Common Stock on the date the option is granted (or at least 110% of fair market value in the case of incentive stock options granted to any employees who own more than 10% of the outstanding Common Stock).

All options granted to participants under the Option Plan will become vested and exercisable to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting will occur on or after a participant’s employment or service with the Company, including service as a non-employee director, is terminated. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his or her employment or service with the Company or a subsidiary company or service as a non-employee director, because of his or her death or disability. In addition, all outstanding options shall become immediately vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Option Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and, subject to certain exceptions, is exercisable until the earlier of ten years after its date of grant or 90 days after the date on which the optionee’s employment or service as a director terminates. Unless specifically provided otherwise, (1) if an optionee dies while employed by or serving as a director of the Company or a subsidiary company, or terminates his employment or service with the Company as a result of disability and dies without having fully exercised his options, the optionee’s executor, administrator, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

Performance Share Awards. The Option Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Option Plan award upon the achievement of performance targets or goals as set forth under the Option Plan. Any Option Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.” Subject to the express provisions of the Option Plan, the Committee has discretion to determine the terms and conditions of any Performance Share Award. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals, as described below.

Subject to stockholder approval of the Option Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit, parent or subsidiary, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth.

Transfer Restrictions. Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime are exercisable only by the optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds vested non-qualified options may transfer such options to his or her spouse; lineal ascendants; lineal descendants; to a duly established trust for the benefit of one or more of these individuals; or to a partnership in which such individuals are the only partners, provided no consideration is paid by the partnership for any such transfer, and subsequent transfers by the partnership are prohibited, except as provided above. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment Terms. Payment for shares purchased upon the exercise of options may be made (1) in cash or by check, (2) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, (3) if permitted by the Committee or the Board, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or (4) any combination of the foregoing. With respect to subclause (2) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Amendment and Termination of the Option Plan

The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan. Assuming stockholder approval of the Option Plan at the Special Meeting, unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from November 29, 2006. Termination of the Option Plan shall not affect any previously granted Awards.

Federal Income Tax Consequences

Under current provisions of the Code, the federal income tax treatment of incentive stock options and non-qualified stock options is different. With respect to incentive stock options, provided certain requirements are satisfied, the optionee will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to non-qualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable foreign, state and local income tax laws may not be the same as under the federal income tax laws.

Stockholder Approval and Future Awards

Awards, if any, will be granted under the Option Plan only after the Option Plan is approved by stockholders. All awards under the Option Plan will be made at the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Option Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Option Plan had been in effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
ADOPTION OF THE 2006 STOCK OPTION PLAN.

  PROPOSAL 2. — ADOPTION OF THE 2006 MANAGEMENT RECOGNITION AND
RETENTION PLAN AND TRUST

General

The Board of Directors of the Company has adopted the Management Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company, the Bank and Mutual MHC (approximately ten persons) who are selected by the Compensation Committee or the Board of Directors of the Company will be eligible to receive benefits under the Management Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Compensation Committee or the Board of Directors.

The following description of the Management Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Management Recognition Plan, a copy of which is attached hereto as Appendix B.  The Company believes the Management Recognition Plan complies with the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the Management Recognition Plan in any way.

Administration

The Compensation Committee of the Board of Directors will administer the Management Recognition Plan. The members of the Committee are Messrs. Balzekas, Kosacz and Dr. Kazan.

Number of Shares Covered by the Management Recognition Plan

Upon stockholder approval of the Management Recognition Plan, 71,282 shares of Common Stock equal to 1.96% of the Common Stock issued by the Company in connection with the Offering, including to Mutual MHC, will be contributed to the Management Recognition Plan. The number of shares subject to the Management Recognition Plan and any awards outstanding in the future will be adjusted in the event of a stock split, stock dividend or other change in the Common Stock. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Management Recognition Plan.

Restricted Stock Awards

Shares of Common Stock granted pursuant to the Management Recognition Plan will be in the form of restricted stock payable at a rate specified by the Board or the Committee. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Management Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Management Recognition Plan that have not yet been earned and distributed are entitled to direct the trustee of the Management Recognition Plan Trust as to the voting of such shares on the recipients’ behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of. In addition, any cash dividends, stock dividends or returns of capital declared in respect of unvested share awards will be held by the Management Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Management Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned.

If a recipient terminates employment or service with the Company for any reason, the recipient will forfeit all rights to any shares subject to an award which has not yet been earned, except as set forth below. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient shall be deemed to be earned as of the effective date of a change in control of the Company, as defined in the Recognition Plan.

Performance Share Awards. The Management Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Management Recognition Plan award upon the achievement of performance targets or goals as set forth under the Management Recognition Plan. Any Management Recognition Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.” Subject to the express provisions of the Management Recognition Plan, the Committee has discretion to determine the terms of any Performance Share Award. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals, as described below.

Subject to stockholder approval of the Management Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit, parent or subsidiary, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth.

Amendment and Termination of the Management Recognition Plan

The Board of Directors may at any time terminate or amend the Management Recognition Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an award, alter or impair any award previously granted under the Management Recognition Plan except as specifically authorized by the Management Recognition Plan.

Any termination of the Management Recognition Plan would not affect awards previously granted, and such awards would remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

Federal Income Tax Consequences

Recipients of Management Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for federal income tax purposes the same amounts recognized as income by recipients of Management Recognition Plan awards in the year in which such amounts are included in income.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable foreign, state and local income tax laws may not be the same as under the federal income tax laws.

Stockholder Approval and Future Awards

Awards, if any, will be granted under the Management Recognition Plan only after the Management Recognition Plan is approved by stockholders. All awards under the Management Recognition Plan will be made at the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Management Recognition Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Management Recognition Plan had been in effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE 2006 MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the 2007 Annual Meeting of Stockholders of the Company must be received at the Company’s main office, 2212 W. Cermak Road, Chicago, Illinois 60608, Attention: Secretary, no later than December 10, 2006 (assuming our 2007 Annual Meeting will be held on May 9, 2007). If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it will be included in the Company’s Proxy Statement and set forth on the form of proxy issued for the 2007 Annual Meeting, subject to any grounds for exclusion under Rule 14a-8. It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 15 of Article II of the Company’s Bylaws. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at least five (5) days before the date of the annual meeting. A stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, a brief description of the business desired to be brought before the annual meeting. No stockholder proposals have been received by the Company in connection with the 2007 Annual Meeting.

OTHER MATTERS

Management is not aware of any business to come before the Special Meeting other than those matters described in the Notice of Special Meeting of Stockholders and this Proxy Statement. However, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors,

/s/ Julie H. Oksas

Julie H. Oksas
Secretary
October 16, 2006
Chicago, Illinois

APPENDIX A

MUTUAL FEDERAL BANCORP, INC.
2006 STOCK OPTION PLAN

ARTICLE  I

ESTABLISHMENT OF THE PLAN

Mutual Federal Bancorp, Inc. (the “Corporation”) hereby establishes this 2006 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation, its Parent and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation, as an incentive to contribute to the success of the Corporation, its Parent and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

ARTICLE III

DEFINITIONS

3.01  “Award” means an Option granted pursuant to the terms of this Plan, and includes Performance Share Awards.

3.02  “Bank” means Mutual Federal Savings and Loan Association of Chicago, a wholly owned subsidiary of the Corporation.

3.03  “Board” means the Board of Directors of the Corporation.

3.04  “Change in Control of the Corporation” shall be deemed to have occurred if:

     (i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, its Parent or any of its Subsidiary Companies, or (B) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the Corporation’s then outstanding shares of capital stock entitled to vote generally in the election of directors (the “Voting Stock”), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 20% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Corporation; or (2) such person becomes a beneficial owner of 20% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Corporation; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 20% or more of the Voting Stock for purposes of this paragraph (B), provided such person continues to beneficially own 20% or more of the Voting Stock after such subsequent increase in beneficial ownership; or

     (ii)  individuals who, as of the Effective Date hereof, constitute the Board of Directors of the Corporation (the “Incumbent Corporation Board”) or individuals who, as the Effective Date hereof, constitute the Board of Directors of the Parent (the “Incumbent Parent Board”) cease for any reason to constitute at least a majority of the Incumbent Corporation Board or Incumbent Parent Board, as applicable, provided that any individual becoming a director, whose election or nomination for election by the Corporation’s stockholders or Parent’s owners, as applicable, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Corporation Board or Incumbent Parent Board, as applicable, shall be considered as though such individual were a member of the Incumbent Corporation Board or Incumbent Parent Board, as applicable, but excluding for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation or Parent, as applicable (as such terms are used in Rule 14a-11 promulgated under the Exchange Act); or

        (iii)  consummation of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Corporation, or all or substantially all of the Corporation’s, assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to the Business Combination of the Voting Stock of the Corporation, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Corporation Board, at the time of the execution of the initial agreement, or action of the Incumbent Corporation Board, providing for such Business Combination. Notwithstanding anything in this Plan to the contrary, in no event shall a full conversion of Mutual Federal Bancorp, MHC, or any successor corporation, to the stock form of ownership under applicable regulations constitute a “Change in Control” for purposes of this Plan; or

        (iv)  approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

3.05  “Code” means the Internal Revenue Code of 1986, as amended.

3.06  “Committee” means the Compensation Committee of the Board of Directors of the Corporation or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

3.07  “Common Stock” means shares of common stock, par value $0.01 per share, of the Corporation.

3.08  “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation, the Parent or a Subsidiary Company, or, if no such plan applies, then “Disability” means the inability to substantially perform the duties appropriate for the individual’s position with the Corporation, the Parent, the Bank or the Subsidiary Company, as appropriate, as determined by a physician reasonably designated by the Corporation.

3.09  “Effective Date” means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the six months following the consummation of the Corporation’s Offering.

3.10  “Employee” means any person who is employed by the Corporation, the Parent, the Bank or any Subsidiary Company, or is an Officer of the Corporation, the Parent, the Bank or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Parent, the Bank or any Subsidiary Company.

3.11  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.12  “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

3.13  “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.14  “Non-Employee Director” means a member of the Board of Directors of the Corporation, the Board of Directors of the Parent or Board of Directors of the Subsidiary Company or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation, the Parent and/or the Bank (or any successor thereto), who is not an Officer or Employee of the Corporation, the Parent, the Bank or any Subsidiary Company.

3.15  “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.16  “Offering” means the subscription offering of Common Stock to the public by the Corporation that was consummated on April 4, 2006.

3.17  “Officer” means an Employee whose position in the Corporation, the Parent or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.18  “Option” means a right granted under this Plan to purchase Common Stock.

3.19  “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.20  “Parent” means Mutual Federal Bancorp, MHC, a federally chartered mutual holding company which currently owns 70% of the Corporation’s Common Stock.

3.21  “Performance Share Award” means an Award granted pursuant to Section 8.11 of the Plan.

 3.22  “Performance Goal” means an objective for the Corporation, the Parent, or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The Performance Goals shall be based on one or more of the following criteria:

(a)	net income, as adjusted for non-recurring items;
(b)	cash earnings;
(c)	earnings per share;
(d)	cash earnings per share;
(e)	return on average equity;
(f)	return on average assets;
(g)	asset quality;
(h)	stock price;
(i)	total stockholder return;
(j)	capital;
(k)	net interest income;
(l)	market share;
(m)	profits;
(n)	attainment of strategic and/or operational initiatives;
(o)	cost control or efficiency ratio; and
(p)	asset growth.

     3.23    “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

    4.01    Duties of the Committee. The Plan shall be administered and interpreted by the Committee. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.01 hereof and (ii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

    4.02    Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.03    Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

    4.04    Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

ARTICLE V

ELIGIBILITY

   Awards may be granted to such Employees and Non-Employee Directors of the Corporation, the Parent and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of any of the Corporation, the Parent or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

    6.01    Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 178,206, which is equal to 4.9% of the shares of Common Stock issued in the Offering and to the Parent. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

    6.02    Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

    7.01    Grant of Awards. The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant by the Board or the Committee to accomplishing the purposes of the Plan.

    7.02    Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award previously granted to an Employee, or portion thereof, to the extent not yet vested if the Employee is discharged from the employ of the Corporation, the Parent or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards or portions thereof, to the extent not yet vested, granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws, Parent’s Charter and Bylaws, or the Subsidiary Company’s Charter and Bylaws shall terminate as of the effective date of such removal.

ARTICLE VIII

OPTIONS

    Each Option granted hereunder shall be on the following terms and conditions:

    8.01    Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which such Option pertains, the exercise price, whether the Option is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.

    8.02   Option Exercise Price.

          (a)  Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

          (b)  Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03    Vesting and Exercise of Options.

(a)  General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof (i) no Non-Qualified Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date on which the Optionee’s service with the Corporation, the Parent and all Subsidiary Companies (or any successor companies) as an Employee or Non-Employee Director, as applicable, is terminated and (ii) no Incentive Stock Option granted to an Employee shall continue to vest on or after the date on which the Optionee’s service as an Employee with the Corporation, the Parent and any Subsidiary Companies (or any successor companies) is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)  Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation, the Parent or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. In addition, all outstanding Options shall become immediately vested and exercisable in full in the event that there is a Change in Control of the Corporation or the Parent.

8.04          Duration of Options.

 (a)  General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) the expiration of the Option’s original ten (10) year term (or five (5) year term if Section 8.09(b) is applicable) or (ii) ninety (90) days after the date on which the Employee ceases to be employed by the Corporation, the Parent and all Subsidiary Companies.

Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) ninety (90) days after the date on which the Non-Employee Director ceases to serve as a director of the Corporation, the Parent and all Subsidiary Companies.

(b)  Exceptions. If an Optionee dies while in the employ or service of the Corporation, the Parent or a Subsidiary Company or terminates employment or service with the Corporation, the Parent or a Subsidiary Company as a result of Disability and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable after the expiration of the original ten (10) year term (five (5) year term if Section 8.09(b) applies).

8.05  Nonassignability. Options shall not be transferred, pledged, assigned or otherwise alienated or hypothocated by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to:

(i)    the spouse, children or grandchildren of the Optionee (“Immediate Family Members”);

(ii)    a trust or trusts for the exclusive benefit of such Immediate Family Members; or

(iii)    a partnership in which such Immediate Family Members are the only partners, provided that:

      (A)  there may be no consideration for any such transfer;

                          (B)  the Stock Option Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 8.05; and

                  (C)  subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section 8.05.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 8.05 the term “Optionee” shall be deemed to refer to the transferee. The provisions of the Option relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Optionee, and the Options shall be exercisable or received by the transferee only to the extent, and for the periods, set forth in said Option.

8.06  Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07  Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iii) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (iv) any combination of the foregoing. With respect to subclause (ii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six (6) months prior to the exercise date of the Option.

8.08  Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09  Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

             (a)  Dollar Limit.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or the Parent or any Subsidiary Company), shall not exceed $100,000.

(b)  Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)  Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

    8.10   Performance Share Awards.

              (a)  Designation of Performance Share Awards. The Committee may determine to make any Award a Performance Share Award by making the vesting or exercise of such Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award and such other terms and conditions as are applicable to the Performance Share Award.

             (b)  Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the earning or vesting of such Award is subject have been achieved.

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 424(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XI

EMPLOYMENT AND SERVICE RIGHTS

Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01  Tax Withholding. The Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02  Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01  Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the Effective Date and no later than the termination of the Plan.

13.02  Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the adoption of this Plan by the Board of Directors, which date of adoption was September 26, 2006. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XIV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the adoption of this Plan by the Board of Directors in order to meet the requirements of Sections 162(m) and 422 of the Code and regulations thereunder, and any other applicable statutory, regulatory or stock market requirements.

ARTICLE XV

MISCELLANEOUS

15.01  Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Illinois.

15.02  Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

APPENDIX B

MUTUAL FEDERAL BANCORP, INC.
2006 MANAGEMENT RECOGNITION AND
RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01  Mutual Federal Bancorp, Inc. (the “Corporation”) hereby establishes the 2006 Management Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2006 Mutual Federal Bancorp, Inc. Management Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02  The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to reward and retain personnel of experience and ability in key positions with the Corporation, its Subsidiary Companies and its Parent by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, its Subsidiary Companies and its Parent and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

3.01  “Bank” means Mutual Federal Savings and Loan Association of Chicago, a wholly owned subsidiary of the Corporation.

3.02  “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, the Recipient’s estate.

3.03  “Board” means the Board of Directors of the Corporation.

3.04  “Change in Control of the Corporation” shall be deemed to have occurred if:

(a)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, its Parent or any of its Subsidiary Companies, or (B) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the Corporation’s then outstanding shares of capital stock entitled to vote generally in the election of directors (the “Voting Stock”); provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 20% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Corporation; or (2) such person becomes a beneficial owner of 20% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Corporation; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 20% or more of the Voting Stock for purposes of this paragraph (B), provided such person continues to beneficially own 20% or more of the Voting Stock after such subsequent increase in beneficial ownership; or

(b)  individuals who, as of the Effective Date hereof, constitute the Board of Directors of the Corporation (the “Incumbent Corporation Board”) or individuals who, as of the Effective Date hereof, constitute the Board of Directors of the Parent (the “Incumbent Parent Board”) cease for any reason to constitute at least a majority of the Incumbent Corporation Board or Incumbent Parent Board, as applicable, provided that any individual becoming a director, whose election or nomination for election by the Corporation’s stockholders or Parent’s owners, as applicable, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Corporation Board or Incumbent Parent Board, as applicable, shall be considered as though such individual were a member of the Incumbent Corporation Board or Incumbent Parent Board, as applicable, but excluding for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation or Parent, as applicable, (as such terms are used in Rule 14a-11 promulgated under the Exchange Act); or

(c)  consummation of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Corporation, or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to the Business Combination of the Voting Stock of the Corporation, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Corporation Board, at the time of the execution of the initial agreement, or action of the Incumbent Corporation Board, providing for such Business Combination. Notwithstanding anything in this Plan to the contrary, in no event shall a full conversion of Mutual Federal Bancorp, MHC, or any successor corporation, to the stock form of ownership under applicable regulations constitute a “Change in Control” for purposes of this Plan; or

(d)  approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

3.05  “Code” means the Internal Revenue Code of 1986, as amended.

3.06  “Committee” means the Compensation Committee of the Board of Directors of the Corporation or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

3.07  “Common Stock” means shares of common stock, par value $0.01 per share, of the Corporation.

3.08  “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation, the Parent or a Subsidiary Company or, if no such plan applies, then “Disability” means the inability to substantially perform the duties appropriate for the individual’s position with the Corporation, the Parent, the Bank or the Subsidiary Company, as appropriate, as determined by a physician reasonably designated by the Corporation.

3.09  “Effective Date” means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the six months following the consummation of the Corporation’s Offering.

3.10  “Employee” means any person who is employed by the Corporation, the Parent, the Bank, or any Subsidiary Company, or is an Officer of the Corporation, the Parent, the Bank, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Parent, the Bank or a Subsidiary Company.

3.11  “Employer Group” means the Corporation, the Parent and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.12  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13  “Non-Employee Director” means a member of the Board of Directors of the Corporation, the Board of Directors of the Parent or the Board of Directors of the Subsidiary Company or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation, the Parent and/or the Bank (or any successor company), who is not an Officer or Employee of the Corporation, the Parent, the Bank or any Subsidiary Company.

3.14  “Offering” means the subscription offering of Common Stock to the public by the Corporation that was consummated on April 4, 2006.

3.15  “Officer” means an Employee whose position in the Corporation, the Parent or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.16  “Parent” means Mutual Federal Bancorp, MHC, a federally chartered mutual holding company which currently owns 70% of the Corporation’s Common Stock.

3.17  “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.18  “Performance Goal” means an objective for the Corporation, the Parent or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The performance Goals shall be based on one or more of the following criteria:

(a)	net income, as adjusted for non-recurring items;
(b)	cash earnings;
(c)	earnings per share;
(d)	cash earnings per share;
(e)	return on average equity;
(f)	return on average assets;
(g)	asset quality;
(h)	stock price;
(i)	total stockholder return;
(j)	capital;
(k)	net interest income;
(l)	market share;
(m)	profits;
(n)	attainment of strategic and/or operational initiatives;
(o)	cost control or efficiency ratio; and
(p)	asset growth.

3.19  “Plan Shares” or “Shares” means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

3.20  “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

3.21  “Recipient” means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.22  “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporation” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.23  “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01  Duties of the Committee. The Plan shall be administered and interpreted by the Committee. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02  Role of the Board. The Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove or replace the Trustee.

4.03  Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under the Plan. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.04  Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.05  Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

ARTICLE V

CONTRIBUTIONS

5.01  Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation, the Parent and any Company Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02  Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 71,282 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01  Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, the Parent and/or Subsidiary Companies, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

6.02  Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

6.03  Allocations Not Required to Any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01  Earning Plan Shares; Forfeitures.

          (a)  General Rules. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate specified by the Board or the Committee. If the employment of an Employee or service as a Non-Employee Director is terminated for any reason prior to the Plan Share Award being fully earned (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any date, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

            (b)  Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation, Parent or any Subsidiary Company or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation, Parent or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

          (c)  Exception for a Change in Control of the Corporation or Parent. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation or Parent, as applicable.

           (d)  Revocation for Misconduct. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation, Parent or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee’s personal dishonesty, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws, the Parent’s Charter and Bylaws or the Subsidiary Company’s Charter and Bylaws shall terminate as of the effective date of such removal.

7.02  Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust (whether declared before or after the applicable Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends, stock dividends or returns of capital declared in respect of each vested Plan Share (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust’s receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

7.03  Distribution of Plan Shares.

       (a)  Timing of Distributions: General Rule. Subject to applicable regulatory requirements, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

               (b)  Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

       (c)  Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

               (d)  Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04  Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

7.05  Performance Share Awards.

              (a)  Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

             (b)  Restrictions on Grants. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

             (c)  Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

ARTICLE VIII

TRUST

8.01  Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

8.02  Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

              (a)  To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

              (b)  To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                (c)  To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                (d)  To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                (e)  To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                (f)  To employ brokers, agents, custodians, consultants and accountants.

                (g)  To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

                (h)  To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03  Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04  Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05  Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee’s gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01  Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02  Amendment and Termination of the Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03  Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation, the Parent or any Subsidiary Company be subject to any claim for benefits hereunder.

9.04  Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.05  Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.06  Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Illinois.

9.07  Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation’s stockholders.

9.08  Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.09  Tax Status of the Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

9.10  Pronouns. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MUTUAL FEDERAL BANCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS WEDNESDAY, NOVEMBER 29, 2006 2:00 P.M.		1. Proposal to adopt the 2006 Stock Option Plan.	For ☐	Against ☐	Abstain ☐
In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the proposals to adopt the 2006 Stock Option Plan and to adopt the 2006 Management Recognition and Retention Plan. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company called for November 29, 2006, and a Proxy Statement for the Special Meeting.

The undersigned hereby appoints Stephen M. Oksas and John L. Garlanger as proxies, with full powers of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of the Company to be held at 2212 West Cermak Road, Chicago, Illinois, on Wednesday, November 29, 2006, at 2:00 p.m. local time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

		2. Proposal to adopt the 2006 Management Recognition and Retention Plan.	☐	☐	☐
3. In their discretion, such other business as shall properly come before the meeting.
		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.			☐
SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE 2006 STOCK OPTION PLAN AND FOR THE PROPOSAL TO ADOPT THE 2006 MANAGEMENT RECOGNITION AND RETENTION PLAN, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2006 AND AT ANY ADJOURNMENT THEREOF.
Please be sure to sign and date this Proxy in the box below.	Date
Stockholder sign above Co-holder (if any) sign above
+		+
Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç MUTUAL FEDERAL BANCORP, INC. 2212 West Cermak Road Chicago, Illinois
Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.